Exhibit 32.2

                           Certification Pursuant to
                            18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of KCS Energy, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 14, 2003 (the "Report"), I, Joseph T. Leary, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ Joseph T. Leary
                                                 -------------------------------
                                                 Joseph T. Leary
                                                 Vice President and Chief
                                                 Financial Officer
                                                 August 29, 2003